UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 1, 2016

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

001-37845 (Commission File Number)	91-1144442 (IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington (Address of Principal Executive Offices)	98052-6399 (Zip Code)

(425) 882-8080 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 1, 2016, Microsoft Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the several underwriters named therein, for which J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc. and U.S. Bancorp Investments, Inc. acted as representatives, for the issuance and sale by the Company of $2,500,000,000 aggregate principal amount of the Company’s 1.100% Notes due 2019 (the “2019 Notes”), $2,750,000,000 aggregate principal amount of the Company’s 1.550% Notes due 2021 (the “2021 Notes”), $1,500,000,000 aggregate principal amount of the Company’s 2.000% Notes due 2023 (the “2023 Notes”), $4,000,000,000 aggregate principal amount of the Company’s 2.400% Notes due 2026 (the “2026 Notes”), $2,250,000,000 aggregate principal amount of the Company’s 3.450% Notes due 2036 (the “2036 Notes”), $4,500,000,000 aggregate principal amount of the Company’s 3.700 % Notes due 2046 (the “2046 Notes”) and $2,250,000,000 aggregate principal amount of the Company’s 3.950% Notes due 2056 (the “2056 Notes” and, collectively with the 2019 Notes, the 2021 Notes, the 2023 Notes, the 2026 Notes, the 2036 Notes and the 2046 Notes, the “Notes”).

The Notes will be issued pursuant to an indenture, dated as of May 18, 2009 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended and supplemented by the Eleventh Supplemental Indenture thereto, to be dated as of August 8, 2016 (the “Eleventh Supplemental Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”).

The Base Indenture is set forth as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-207652), filed with the Securities and Exchange Commission (the “Commission”) on October 29, 2015, and is incorporated herein by reference.

In connection with the public offering of the Notes, the Company has filed with the Commission a prospectus dated October 29, 2015 and a related prospectus supplement dated August 1, 2016 (Registration No. 333-207652) (the “Prospectus Supplement”), which relates to the offer and sale of the Notes.

Interest on the Notes will be payable semi-annually in arrears on February 8 and August 8 of each year, commencing on February 8, 2017, to holders of record on the preceding January 24 and July 24, as the case may be. The 2019 Notes will mature on August 8, 2019, the 2021 Notes will mature on August 8, 2021, the 2023 Notes will mature on August 8, 2023, the 2026 Notes will mature on August 8, 2026, the 2036 Notes will mature on August 8, 2036, the 2046 Notes will mature on August 8, 2046 and the 2056 Notes will mature on August 8, 2056.

The Company will have the option to redeem the Notes in certain circumstances described in the Prospectus Supplement.

The Notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing descriptions of the Underwriting Agreement and the Eleventh Supplemental Indenture (including the forms of the Notes) are qualified in their entirety by the terms of such agreements. Please refer to such agreements, each of which are incorporated herein by reference and attached hereto as Exhibits 1.1 and 4.1, respectively.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 1, 2016

4.1	Form of Eleventh Supplemental Indenture, dated as of August 8, 2016, between Microsoft Corporation and U.S. Bank National Association, as trustee, to the Indenture, dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of Global Note representing the 1.100% Notes due 2019 (included in Exhibit 4.1)

4.3	Form of Global Note representing the 1.550% Notes due 2021 (included in Exhibit 4.1)

4.4	Form of Global Note representing the 2.000% Notes due 2023 (included in Exhibit 4.1)

4.5	Form of Global Note representing the 2.400% Notes due 2026 (included in Exhibit 4.1)

4.6	Form of Global Note representing the 3.450% Notes due 2036 (included in Exhibit 4.1)

4.7	Form of Global Note representing the 3.700% Notes due 2046 (included in Exhibit 4.1)

4.8	Form of Global Note representing the 3.950% Notes due 2056 (included in Exhibit 4.1)

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Corporate, External and Legal Affairs, and Assistant Secretary of Microsoft Corporation, as to matters of the law of the State of Washington

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION (Registrant)

Date: August 5, 2016	/s/ Keith R. Dolliver
Keith R. Dolliver
Associate General Counsel, Corporate, External and Legal Affairs, and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 1, 2016

4.1	Form of Eleventh Supplemental Indenture, dated as of August 8, 2016, between Microsoft Corporation and U.S. Bank National Association, as trustee, to the Indenture, dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of Global Note representing the 1.100% Notes due 2019 (included in Exhibit 4.1)

4.3	Form of Global Note representing the 1.550% Notes due 2021 (included in Exhibit 4.1)

4.4	Form of Global Note representing the 2.000% Notes due 2023 (included in Exhibit 4.1)

4.5	Form of Global Note representing the 2.400% Notes due 2026 (included in Exhibit 4.1)

4.6	Form of Global Note representing the 3.450% Notes due 2036 (included in Exhibit 4.1)

4.7	Form of Global Note representing the 3.700% Notes due 2046 (included in Exhibit 4.1)

4.8	Form of Global Note representing the 3.950% Notes due 2056 (included in Exhibit 4.1)

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Corporate, External and Legal Affairs, and Assistant Secretary of Microsoft Corporation, as to matters of the law of the State of Washington